UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

 1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM/AVK

. . .YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/avk, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and advisor contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2012

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended April 30, 2012. Advent Capital Management, LLC serves as the Fund’s investment adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2012, Advent managed approximately $5.9 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the Servicing Agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm with more than $130 billion in assets under management and supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities.

For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 5.04% and a return of 3.73% based on net asset value (“NAV”). As of April 30, 2012, the Fund’s market price of $15.86 represented a discount of 8.64% to NAV of $17.36. As of October 31, 2011, the Fund’s market price of $15.87 represented a discount of 9.42% to NAV of $17.52. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

In each month from November 2011 through April 2012, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.221 per common share on December 31, 2011. The current monthly distribution represents an annualized distribution rate of 7.10% based upon the last closing market price of $15.86 as of April 30, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 37 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER continued	April 30, 2012

distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheimfunds.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

May 31, 2012

4 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS	April 30, 2012

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC, (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high yield markets and the performance of the Fund during the six-month period ended April 30, 2012.

Please describe Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. An important goal of the Fund is to provide total returns comparable with equities by using higher yielding and typically less volatile convertible securities.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities, although the percentage of the Fund's assets invested in convertible securities and non-convertible income securities may vary from time to time, subject to the foregoing parameters and consistent with the Fund’s investment objective, due to changes in equity prices and changes in interest rates and other economic and market factors. The Fund expects to invest in non-investment-grade securities, including non-investment-grade convertible securities; indeed, from time to time, it is possible that all of the Fund’s assets may be invested in non-investment-grade securities. During periods of very high market volatility, the Fund may not be invested at these levels.

Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies that may be likely to default.

More than half of the convertible market and a large portion of the Fund’s convertible investments are in securities issued by growth companies, particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital; convertibles generally offer lower interest rates than non-convertible bonds, but entail less dilution than issuing common stock.

Convertible preferreds are often issued by financial companies in order to raise capital while keeping their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuer’s balance sheet, possibly triggering a downgrade in credit rating, while preferred stock is classified as equity.

The Fund’s ability to allocate among convertibles and high yield bonds helps provide diversification at an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and convertibles’ yield advantage and bond-like characteristics have historically provided inherent downside protection in weaker markets. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.

In November 2011, the Fund’s Trustees approved a change to eliminate a previous guideline that the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers. As a result, the Fund may, but is not required to, invest above 25% of its Managed Assets in foreign securities. This change took effect February 28, 2012.

Please discuss the economic and market environment over the first half of the fiscal year.

The U.S. economy finally seems to be in a sustainable recovery, as evidenced by improvement in non-farm payrolls, falling unemployment rates and a reduction in consumers’ debt service obligations as a percentage of income. A better employment environment has contributed to improved consumer sentiment and positive trends in retail sales. Industrial production has been showing year-to-year gains, and there have even been some signs of acceleration in housing starts, which marks the first sustained good news in the housing market in several years. In late April 2012, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.2% for the first quarter of 2012, and that followed an even stronger growth rate of 3.0% in the fourth quarter of 2011. Some near-term caution is warranted, as recent economic news has been somewhat less positive, indicating a lack of upside potential to published expectations for growth in 2012. The consensus among business economists seems to be that real growth for the full year 2012 will be in the range of 2.5% and 3.0%.

News from international markets has included positive developments. Many of the concerns about sovereign debt of European nations that gripped investors in the summer of 2011 seemed to dissipate early in 2012 as European nations agreed on a plan to disburse further funds to Greece,

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	April 30, 2012

and the European central bank agreed to provide longer-term loans to banks to reduce the potential of a liquidity squeeze and a market panic. Recent political turmoil in Greece may also dissipate. Central banks of several key emerging markets, including China and Brazil, reversed earlier moves to tighten monetary policy to combat inflation by taking easing measures in recent months. These changes have positive implications for demand for exports from developed nations.

Most U.S. market indices, both equity and fixed-income, posted strong returns for the six-month period ended April 30, 2012. The S&P 500 Index, which is generally regarded as a good indicator of the return from larger-capitalization U.S. stocks, returned 12.77% for this six-month period. Most international markets had positive returns, but were not nearly as strong as the U.S. market. Return of the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was 2.69% for the six months ended April 30, 2012.

Return of the Merrill Lynch All U.S. Convertibles Index was 6.52%, and return of the Merrill Lynch Global 300 Convertibles Index was 5.21% for the six months ended April 30, 2012. In 2011, convertible securities underperformed most other asset classes, largely because the equity securities underlying the convertible issues did not generally perform as well as larger-capitalization stocks. Performance of convertibles began to improve in December 2011, and convertibles continued to perform well through the first quarter of 2012, as both credit and equity markets advanced.

Most bond investments also delivered positive returns during the six months ended April 30, 2012. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, was 2.44% for the six months ended April 30, 2012. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the U.S. high-yield bond market, was 6.45% for the same period.

How did the Fund perform in this environment?

For the six-month period ended April 30, 2012, the Fund generated a total return based on market price of 5.04% and a return of 3.73% based on net asset value (“NAV”). As of April 30, 2012, the Fund’s market price of $15.86 represented a discount of 8.64% to NAV of $17.36. As of October 31, 2011, the Fund’s market price of $15.87 represented a discount of 9.42% to NAV of $17.52. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

The market price of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

Please discuss the Fund’s distributions.

In each month from November 2011 through April 2012, the Fund paid a monthly distribution of $0.0939 per common share. In addition, the Fund paid a supplemental distribution of $0.221 per common share on December 31, 2011. The current monthly distribution represents an annualized distribution rate of 7.10% based upon the last closing market price of $15.86 as of April 30, 2012. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes and geographically during the six months ended April 30, 2012?

Changes in the asset mix during the six months ended April 30, 2012, reflected ongoing actions to reduce the Fund’s risk profile. At the end of the prior fiscal year, October 31, 2011, convertible bonds represented 44.8% of total investments, and convertible preferred stocks represented 24.7%, so that the total exposure to convertibles was 69.5%. Corporate bonds represented 26.0%, equities 3.6%, and other investments 0.9%. These allocations were adjusted as stronger capital markets provided opportunities to reduce risk.

As of April 30, 2012, convertible securities had been reduced to 60.9% of the Fund’s portfolio, with the vast majority of the convertible investment in bonds, which were increased to 57.0% of total investments. Convertible preferred stocks represented only 3.8% of total investments. Corporate bonds were increased to 31.4%, while equities decreased to 2.6%, and other investments were 5.1%.

The major change over the last six months was a reduction in the portion of the portfolio invested in convertible preferred shares. The reason is that convertible preferreds tend to exhibit less of the asymmetry that is a desirable feature of convertible securities than convertible bonds. The asymmetry means that the securities capture much of the upside if the underlying stocks go up but do not go down as much as equities in a falling market. The purpose of this shift was to reduce risk. In order to maintain the same level of income, most of the allocation to convertible preferreds was replaced with convertible bonds and high-yielding straight debt.

Also, the Fund’s global allocation was increased in order to take advantage of opportunities to invest in attractive securities of companies headquartered outside North America. As of April 30, 2012, 83.6% of the Fund’s investments were in North America, 11.9% in Europe, with the remaining 4.5% in other parts of the world. Six months earlier, 93.4% of the Fund’s investments were in North America, 5.7% in Europe, with the remaining 0.9% elsewhere.

6 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2012

What were the major securities holdings that affected the Fund’s performance?

Among the top performing holdings were Gilead Sciences, Inc., a research-based biopharmaceutical company (1.9% of long-term investments at period end); Cable & Wireless Worldwide PLC, a global telecommunications company headquartered in London (1.0% of long-term investments at period end); Illumina, Inc., a U.S.-based biotechnology research systems company (1.9% of long-term investments at period end); and MGM Resorts International, a hospitality and gaming company (convertible bonds 1.2%, non-convertible bonds 0.2% of long-term investments at period end).

In 2011 Gilead acquired Pharmasset, Inc., a clinical-stage pharmaceutical company that had interesting vaccines for Hepatitis C. Gilead stock was penalized at the time because investors felt that Gilead had paid too much for Pharmasset. Early in 2012, Gilead stock rose on positive news about one of Pharmasset’s new drugs; the stock subsequently corrected on negative news. The Fund was able to benefit from moving in and out of Gilead bonds, as the stock was quite volatile over this period.

Cable & Wireless Worldwide PLC is a company that is more than 100 years old; they laid the first transatlantic cable. The company split itself into two pieces last year; the Fund’s holdings are in the portion that holds mainly broadband assets in the U.K. The company experienced some operating problems in 2011, mainly because of government austerity measures in the U.K. The Investment Adviser felt that Cable & Wireless was a potential acquisition candidate, however, and the company subsequently agreed to be acquired by Vodafone Group PLC. But the outcome of this deal remains uncertain in the face of shareholder objections and other potential impediments.

Illumina makes gene sequencing technology systems that are sold to universities and pharmaceutical companies as they research ways to use DNA to create new drugs. The stock performed very well in 2011, as it had one of the highest growth rates in the industry. In January 2012, after the stock dropped, the company was approached with an offer by Roche Holding AG, a Swiss pharmaceutical company. Convertible bonds often feature a change of control put that allows investors to sell the convertibles at par to the acquiring company in the event of a change of control. A portion of the Fund’s position in Illumina was sold after the bonds rebounded to a price near par after the Roche bid was announced. Then, a little later after Illumina shareholders rejected Roche’s offer, the bonds traded down and the Fund again purchased them.

MGM is a levered company that felt market pressure in 2011, with weakness in both the equity and the bonds. Part of the attraction of MGM was that they were making plans for an initial public offering of their Macau property, which would result in improved liquidity for the parent company. The Fund was able to buy MGM bonds at a discount, and then the position was reduced when the bonds rose to about 110% of par value.

The stock has recently pulled back on concerns about consumer spending and growth in the company’s Asian markets, creating a new buying opportunity for the Fund.

Among the positions that detracted from performance were auto manufacturer General Motors Company (1.3% of long-term investments at period end); a mandatory convertible preferred of Citigroup, Inc., a diversified financial services company (0.2% of long-term investments at period end); and convertible bonds of Goldcorp, Inc., a gold mining company based in Canada (1.6% of long-term investments at period end).

General Motors has been hurt by overall macro trends, including high gasoline prices. There is also concern about the need to restructure their European business, since it is very difficult to close plants in Europe. The company also has a huge unfunded pension liability. On the positive side, the aging of the U.S. car population should support demand for GM’s products.

Citigroup experienced no dramatic event other than general weakness in financial stocks. The company’s return on equity continues to be challenged by a combination of the need to reduce leverage and competitive pressures that are keeping fees low for many of their businesses.

Goldcorp stock performed poorly, as did most commodity stocks when commodity prices moved lower; additionally Goldcorp reported disappointing earnings. A modest rise in interest rates and strength in the dollar put pressure on the price of gold, which of course offers investors no interest income.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through Auction Market Preferred Shares (“AMPSSM”) which are floating rate securities. During the period the Fund entered into certain transactions in an effort to lock in these low rates. As interest rates fell further, the Fund experienced a loss on these transactions and exited the position. See Note 6(e) Summary of Derivatives Information on page 33 of the Notes to Financial Statements. The Fund’s leverage outstanding as of April 30, 2012, was $262 million, approximately 39% of the Fund’s total managed assets. Since the Fund’s portfolio returned more than the cost of the AMPS during this period, leverage contributed to the performance of the common shares.

The Investment Adviser continually evaluates the effectiveness of the Fund’s leverage program and explores possible new ways to utilize leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS continued	April 30, 2012

common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

What is the current outlook for the markets and the Fund?

Advent is cautiously optimistic about the direction of the economy and securities markets and continues to see opportunities in convertible securities and high-yield bonds. A valuable feature of convertible securities is the asymmetry they offer investors, meaning that the securities capture much of the upside if the underlying stocks go up but do not go down as much as equities in a falling market.

In an atmosphere of considerable uncertainly, the Investment Adviser has taken action to create more cushion against the possibility of a down market than in the past. This was accomplished by having a greater portion of the Fund invested in straight fixed income corporate bonds and, in the convertible portion, by favoring convertible bonds while reducing the exposure to convertible preferreds, which have the highest volatility among convertible issues.

A distinguishing feature of this Fund is its solid emphasis on convertible securities. While there are many funds that are designated as convertible securities funds, most competing funds place more emphasis on high yield bonds. Advent believes that this Fund offers the dual advantages of yield from convertible securities and equity participation. As world equity markets rise, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and muted exposure to equity price declines during weak markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Merrill Lynch Global 300 Convertibles Index measures performance of the global market for convertible securities.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s ‘‘conversion price,’’ which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible

8 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2012

component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Lower Grade Securities. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

• if interest rates go up, the value of convertible securities and noncon-vertible income securities in the Fund’s portfolio generally will decline;

• during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

• during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities. (4) less uniformity in accounting and reporting requirements (5) unreliable securities valuation and (6) custody risk.

Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Auction Market Preferred Shares (AMPS) Risk. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker/dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker/dealers. These broker/dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, Derivatives Risk, Foreign Currency Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/avk for a more detailed discussion about Fund risks and considerations.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	April 30, 2012

Fund Statistics
Share Price		$15.86
Common Share Net Asset Value		$17.36
Premium/Discount to NAV		-8.64%
Net Assets Applicable to Common Shares ($000)		$409,263

Total Returns
(Inception 4/30/03)	Market	NAV
Six Month	5.04%	3.73%
One Year	-10.11%	-9.62%
Three Year - average annual	21.20%	19.08%
Five Year - average annual	-2.17%	-1.14%
Since Inception - average annual	4.34%	5.34%

		% of Long-Term
Top Ten Industries		Investments
Telecommunications		7.2%
Biotechnology		7.1%
Oil & Gas		6.8%
Semiconductors		6.0%
Pharmaceuticals		5.5%
Mining		5.1%
Computers		4.4%
Coal		4.0%
Auto Manufacturers		4.0%
Real Estate Investment Trusts		3.2%

		% of Long-Term
Top Ten Issuers		Investments
Amgen, Inc.		3.0%
Alcatel-Lucent		2.8%
L-3 Communications Holdings, Inc.		2.5%
Electronic Arts, Inc.		1.9%
Gilead Sciences, Inc.		1.9%
Alpha Appalachia Holdings, Inc.		1.9%
Omnicare, Inc.		1.9%
Illumina, Inc.		1.9%
SanDisk Corp.		1.6%
Goldcorp, Inc.		1.6%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheim-funds.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 159.0%
	Convertible Bonds – 95.1%
	Aerospace & Defense – 4.4%
2,000,000	AAR Corp.	B+	1.63%	03/01/2014	N/A	$ 1,897,500
16,150,000	L-3 Communications Holdings, Inc.	BB+	3.00%	08/01/2035	N/A	15,948,125
						17,845,625
	Agriculture – 0.4%
1,300,000	Wilmar International Ltd., Series WIL (Singapore)(a)	NR	0.00%	12/18/2012	N/A	1,545,050
	Apparel – 0.9%
3,750,000	Iconix Brand Group, Inc.(b)	NR	2.50%	06/01/2016	N/A	3,525,000
	Auto Manufacturers – 1.5%
5,900,000	Navistar International Corp.	B	3.00%	10/15/2014	N/A	6,113,875
	Biotechnology – 11.2%
19,000,000	Amgen, Inc., Series B	A+	0.38%	02/01/2013	N/A	19,617,500
1,777,000	Dendreon Corp.	NR	2.88%	01/15/2016	N/A	1,434,927
9,880,000	Gilead Sciences, Inc.	A–	1.00%	05/01/2014	N/A	12,547,600
13,445,000	Illumina, Inc.(b)	NR	0.25%	03/15/2016	N/A	12,352,594
						45,952,621
	Coal – 3.4%
13,516,000	Alpha Appalachia Holdings, Inc.	BB–	3.25%	08/01/2015	N/A	12,434,720
1,545,000	Patriot Coal Corp.	NR	3.25%	05/31/2013	N/A	1,452,300
						13,887,020
	Computers – 5.5%
1,705,000	EMC Corp., Series B	A–	1.75%	12/01/2013	N/A	3,039,163
EUR 4,508,000	Ingenico, Series ING (France)	NR	2.75%	01/01/2017	N/A	2,880,411
4,500,000	Netapp, Inc.	NR	1.75%	06/01/2013	N/A	5,844,375
10,298,000	SanDisk Corp.	BB	1.50%	08/15/2017	N/A	10,722,792
						22,486,741
	Diversified Financial Services – 1.1%
7,350,000	QBE Funding Trust (Australia)(a)	A	0.00%	05/12/2030	05/12/13 @ 100	4,652,550
	Entertainment – 0.7%
2,500,000	International Game Technology	BBB	3.25%	05/01/2014	N/A	2,765,625
	Environmental Control – 1.0%
3,500,000	Covanta Holding Corp.	B+	3.25%	06/01/2014	N/A	3,976,875
	Health Care Products – 2.4%
10,387,000	Hologic, Inc., Series 2012(c) (d)	BB	2.00%	03/01/2042	03/06/18 @ 100	9,867,650
	Health Care Services – 2.3%
4,640,000	LifePoint Hospitals, Inc.	B	3.50%	05/15/2014	N/A	4,843,000
4,025,000	Molina Healthcare, Inc., Series MOH	NR	3.75%	10/01/2014	N/A	4,548,250
						9,391,250
	Insurance – 1.7%
EUR 632,500	AXA SA, Series CS (France)	BBB+	3.75%	01/01/2017	N/A	2,046,929
4,760,000	Old Republic International Corp.	BBB+	8.00%	05/15/2012	N/A	4,789,750
						6,836,679

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Internet – 3.7%
3,963,000	Digital River, Inc.	NR	2.00%	11/01/2030	11/01/15 @ 100	$ 3,794,572
1,340,000	TIBCO Software, Inc.(b)	NR	2.25%	05/01/2032	05/05/17 @ 100	1,366,800
11,300,000	WebMD Health Corp.	NR	2.50%	01/31/2018	N/A	9,816,875
						14,978,247
	Investment Companies – 2.0%
5,898,000	Ares Capital Corp.(b)	BBB	4.88%	03/15/2017	N/A	5,809,530
2,400,000	Billion Express Investments Ltd. (China)	NR	0.75%	10/18/2015	N/A	2,600,400
						8,409,930
	Iron & Steel – 0.6%
2,500,000	ArcelorMittal (Luxembourg)	BBB–	5.00%	05/15/2014	N/A	2,650,000
	Lodging – 1.9%
7,368,000	MGM Resorts International	B–	4.25%	04/15/2015	N/A	7,819,290
	Mining – 5.2%
1,000,000	African Minerals Ltd. (Bermuda)	NR	8.50%	02/10/2017	02/24/15 @ 110	1,135,900
5,800,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(b)	NR	3.50%	05/22/2014	N/A	6,198,750
9,100,000	Goldcorp, Inc. (Canada)	BBB+	2.00%	08/01/2014	N/A	10,499,125
2,800,000	Newmont Mining Corp., Series A	BBB+	1.25%	07/15/2014	N/A	3,440,500
						21,274,275
	Miscellaneous Manufacturing – 1.0%
3,975,000	Trinity Industries, Inc.	BB–	3.88%	06/01/2036	06/01/18 @ 100	4,203,563
	Oil & Gas – 5.5%
5,835,000	Chesapeake Energy Corp.	BB	2.50%	05/15/2037	05/15/17 @ 100	5,091,038
4,300,000	Goodrich Petroleum Corp.	CCC+	5.00%	10/01/2029	10/01/14 @ 100	4,171,000
7,300,000	Lukoil International Finance BV (Russia)	BBB–	2.63%	06/16/2015	N/A	7,840,200
5,598,000	Stone Energy Corp.(b)	NR	1.75%	03/01/2017	N/A	5,416,065
						22,518,303
	Oil & Gas Services – 2.9%
525,000	Helix Energy Solutions Group, Inc.	NR	3.25%	03/15/2032	03/20/18 @ 100	601,781
5,000,000	Subsea 7 SA, Series ACY (Luxembourg)	NR	2.25%	10/11/2013	N/A	6,130,000
EUR 4,126,000	Technip SA, Series TEC (France)	BBB+	0.50%	01/01/2016	N/A	5,359,605
						12,091,386
	Packaging & Containers – 2.3%
9,650,000	Owens-Brockway Glass Container, Inc.(b)	BB	3.00%	06/01/2015	N/A	9,469,062
	Pharmaceuticals – 7.7%
2,700,000	ENDO Pharmaceuticals Holdings, Inc.	NR	1.75%	04/15/2015	N/A	3,570,750
2,500,000	Isis Pharmaceuticals, Inc.	NR	2.63%	02/15/2027	02/15/13 @ 100	2,421,875
12,918,000	Omnicare, Inc., Series OCR	B+	3.25%	12/15/2035	12/15/15 @ 100	12,401,280
1,950,000	Onyx Pharmaceuticals, Inc.	NR	4.00%	08/15/2016	N/A	2,695,875
5,450,000	Salix Pharmaceuticals Ltd.(b)	NR	1.50%	03/15/2019	N/A	5,565,812
4,000,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	4,724,000
						31,379,592
	Real Estate – 0.6%
2,435,000	Forest City Enterprises, Inc.(b)	B–	4.25%	08/15/2018	N/A	2,517,181

See notes to financial statements.

12 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Real Estate Investment Trusts – 4.8%
2,100,000	Annaly Capital Management, Inc.	NR	4.00%	02/15/2015	N/A	$ 2,509,500
7,600,000	Health Care REIT, Inc.	BBB–	3.00%	12/01/2029	12/01/14 @ 100	8,806,500
1,300,000	Host Hotels & Resorts, LP(b)	BB+	2.50%	10/15/2029	10/20/15 @ 100	1,758,250
5,500,000	SL Green Operating Partnership, LP(b)	BB+	3.00%	10/15/2017	N/A	6,455,625
						19,529,875
	Retail – 2.3%
9,902,000	RadioShack Corp.(b)	B2	2.50%	08/01/2013	N/A	9,419,278
	Semiconductors – 9.5%
9,739,000	Advanced Micro Devices, Inc.	BB–	6.00%	05/01/2015	N/A	10,079,865
6,550,000	Lam Research Corp.(b)	BBB–	0.50%	05/15/2016	N/A	6,525,437
6,264,000	Linear Technology Corp., Series A	NR	3.00%	05/01/2027	05/01/14 @ 100	6,608,520
7,738,000	Micron Technology, Inc., Series A(b)	NR	1.50%	08/01/2031	08/05/15 @ 100	7,128,633
624,000	Micron Technology, Inc., Series C(b)	BB–	2.38%	05/01/2032	05/04/19 @ 100	599,820
5,500,000	ON Semiconductor Corp.	BB	2.63%	12/15/2026	12/20/13 @ 100	5,960,625
2,000,000	Photronics, Inc.(b)	NR	3.25%	04/01/2016	N/A	1,985,000
						38,887,900
	Software – 3.1%
13,700,000	Electronic Arts, Inc.(b)	NR	0.75%	07/15/2016	N/A	12,672,500
	Telecommunications – 5.5%
9,325,000	Alcatel-Lucent USA, Inc., Series B (France)	B	2.88%	06/15/2025	06/20/13 @ 100	9,255,063
GBP 3,900,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	6,728,833
5,000,000	Ciena Corp.(b)	NR	4.00%	03/15/2015	N/A	5,462,500
700,000	SBA Communications Corp.	NR	1.88%	05/01/2013	N/A	922,250
						22,368,646
	Total Convertible Bonds – 95.1%
	(Cost $376,497,403)					389,035,589
	Corporate Bonds – 52.4%
	Advertising – 1.0%
3,850,000	Lamar Media Corp.	BB–	7.88%	04/15/2018	04/15/14 @ 104	4,230,187
	Agriculture – 0.2%
750,000	North Atlantic Trading Co.(b)	B2	11.50%	07/15/2016	07/15/13 @ 109	765,937
	Auto Manufacturers – 2.7%
500,000	DaimlerChrysler Group, LLC/CG Co.-Issuer, Inc.	B	8.25%	06/15/2021	06/15/16 @ 104	520,000
35,000	Ford Motor Co.	BB+	6.50%	08/01/2018	N/A	39,550
610,000	Ford Motor Co.	BB+	7.13%	11/15/2025	N/A	677,100
1,679,000	Ford Motor Co.	BB+	6.63%	02/15/2028	N/A	1,911,713
6,024,000	Ford Motor Co.	BB+	6.63%	10/01/2028	N/A	6,879,366
523,000	Ford Motor Co.	BB+	6.38%	02/01/2029	N/A	583,813
250,000	Jaguar Land Rover PLC (United Kingdom)(b)	B+	7.75%	05/15/2018	05/15/14 @ 106	261,875
250,000	Jaguar Land Rover PLC (United Kingdom)(b)	B+	8.13%	05/15/2021	05/15/16 @ 104	262,500
						11,135,917
	Auto Parts & Equipment – 2.4%
500,000	Cooper Tire & Rubber Co.	BB–	8.00%	12/15/2019	N/A	543,750
2,250,000	Dana Holding Corp.	BB	6.50%	02/15/2019	02/15/15 @ 103	2,407,500
1,650,000	Dana Holding Corp.	BB	6.75%	02/15/2021	02/15/16 @ 103	1,784,063

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Auto Parts & Equipment continued
1,120,000	Goodyear Tire & Rubber Co.	B+	8.25%	08/15/2020	08/15/15 @ 104	$ 1,190,000
3,300,000	Lear Corp.	BB	7.88%	03/15/2018	03/15/14 @ 104	3,630,000
500,000	Pittsburgh Glass Works, LLC(b)	B+	8.50%	04/15/2016	04/15/13 @ 104	495,000
						10,050,313
	Banks – 0.7%
1,750,000	Ally Financial, Inc.	B+	8.30%	02/12/2015	N/A	1,925,000
1,000,000	Synovus Financial Corp.	B–	5.13%	06/15/2017	N/A	935,000
						2,860,000
	Chemicals – 3.4%
7,563,000	CF Industries, Inc.	BB+	6.88%	05/01/2018	N/A	8,810,895
1,000,000	CF Industries, Inc.	BB+	7.13%	05/01/2020	N/A	1,197,500
1,000,000	Chevron Phillips Chemical Co., LLC/LP(b)	BBB	4.75%	02/01/2021	11/01/20 @ 100	1,126,306
EUR 650,000	Ineos Group Holdings Ltd. (United Kingdom)(b)	CCC+	7.88%	02/15/2016	02/15/13 @ 101	795,784
EUR 600,000	Ineos Group Holdings Ltd., Series REGS (United Kingdom)	CCC+	7.88%	02/15/2016	02/15/13 @ 101	734,570
1,375,000	Vertellus Specialties, Inc.(b)	B–	9.38%	10/01/2015	04/01/13 @ 105	1,182,500
						13,847,555
	Coal – 3.0%
1,575,000	Alpha Natural Resources, Inc.	BB	6.25%	06/01/2021	06/01/16 @ 103	1,476,562
8,318,000	Peabody Energy Corp.(b)	BB+	6.00%	11/15/2018	N/A	8,484,360
1,250,000	Peabody Energy Corp.	BB+	6.50%	09/15/2020	N/A	1,290,625
100,000	Peabody Energy Corp.(b)	BB+	6.25%	11/15/2021	N/A	101,750
751,000	SunCoke Energy, Inc.	B+	7.63%	08/01/2019	08/01/14 @ 106	769,775
						12,123,072
	Commercial Services – 0.6%
1,000,000	Avis Budget Car Rental, LLC	B	8.25%	01/15/2019	10/15/14 @ 104	1,052,500
1,000,000	Emergency Medical Services Corp.	B–	8.13%	06/01/2019	06/01/14 @ 106	1,030,000
500,000	Neff Rental, LLC(b)	B–	9.63%	05/15/2016	05/15/13 @ 107	500,000
						2,582,500
	Computers – 1.5%
5,493,000	Seagate HDD Cayman (Ireland)	BB+	7.75%	12/15/2018	12/15/14 @ 104	6,083,498
	Distribution & Wholesale – 0.3%
1,250,000	Marfrig Overseas Ltd. (Brazil)(b)	B+	9.50%	05/04/2020	05/04/15 @ 105	1,096,875
	Diversified Financial Services – 1.5%
570,000	Air Lease Corp.(b)	NR	5.63%	04/01/2017	N/A	558,600
500,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	633,750
1,500,000	International Lease Finance Corp.	BBB–	8.25%	12/15/2020	N/A	1,683,750
GBP 1,940,000	Thames Water Kemble Finance PLC, Series EMTN (United Kingdom)	B1	7.75%	04/01/2019	N/A	3,229,028
						6,105,128
	Electric – 0.4%
250,000	AES Corp.	BB–	8.00%	06/01/2020	N/A	288,750
750,000	AES Corp.(b)	BB–	7.38%	07/01/2021	N/A	838,125
750,000	Texas Competitive Electric Holdings Co., LLC(b)	CCC	11.50%	10/01/2020	04/01/16 @ 106	468,750
						1,595,625

See notes to financial statements.

 14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Entertainment – 0.2%
650,000	Mohegan Tribal Gaming Authority	CCC	6.13%	02/15/2013	N/A	$ 614,250
200,000	Production Resource Group, Inc.(b)	B–	8.88%	05/01/2019	05/01/14 @ 107	165,500
						779,750
	Food – 1.1%
1,000,000	Bumble Bee Acquisition Corp.(b)	B	9.00%	12/15/2017	12/15/14 @ 105	1,022,500
750,000	Del Monte Corp.	CCC+	7.63%	02/15/2019	02/15/14 @ 104	761,250
1,500,000	Land O’Lakes Capital Trust I(b)	BB	7.45%	03/15/2028	N/A	1,453,125
250,000	Minerva Luxembourg SA (Brazil)(b)	B+	12.25%	02/10/2022	02/10/17 @ 106	267,500
EUR 750,000	R&R Ice Cream PLC (United Kingdom)(b)	B+	8.38%	11/15/2017	11/15/13 @ 106	1,002,589
						4,506,964
	Forest Products & Paper – 0.5%
1,254,000	AbitibiBowater, Inc.	BB–	10.25%	10/15/2018	10/15/14 @ 105	1,460,910
575,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(b)	BB–	11.75%	01/15/2019	01/15/15 @ 109	618,844
						2,079,754
	Hand & Machine Tools – 0.0%+
70,000	Mcron Finance Sub, LLC / Mcron Finance Corp.(b)	B+	8.38%	05/15/2019	05/15/15 @ 106	71,925
	Health Care Products – 0.7%
1,550,000	DJO Finance, LLC / DJO Finance Corp.	CCC+	9.75%	10/15/2017	10/15/13 @ 107	1,158,625
650,000	Kinetic Concepts, Inc. / KCI USA, Inc.(b)	CCC+	12.50%	11/01/2019	11/01/15 @ 106	604,500
1,500,000	Rotech Healthcare, Inc.	B	10.50%	03/15/2018	03/15/15 @ 105	982,500
						2,745,625
	Health Care Services – 2.5%
1,250,000	Apria Healthcare Group, Inc.	BB	11.25%	11/01/2014	11/01/12 @ 103	1,306,250
1,750,000	Capella Healthcare, Inc.	B	9.25%	07/01/2017	07/01/13 @ 107	1,780,625
850,000	Radiation Therapy Services, Inc.(b)	B+	8.88%	01/15/2017	05/15/14 @ 104	845,750
650,000	Radiation Therapy Services, Inc.	CCC+	9.88%	04/15/2017	04/15/14 @ 105	524,875
1,300,000	Select Medical Holdings Corp.(e)	B–	6.49%	09/15/2015	N/A	1,238,250
2,800,000	Tenet Healthcare Corp.	BB–	8.88%	07/01/2019	07/01/14 @ 104	3,153,500
1,200,000	Tenet Healthcare Corp.	CCC+	8.00%	08/01/2020	08/01/15 @ 104	1,254,000
						10,103,250
	Home Builders – 0.2%
1,050,000	Beazer Homes USA, Inc.	CCC	8.13%	06/15/2016	N/A	960,750
	Household Products & Housewares – 1.9%
4,700,000	Reynolds Group Issuer, Inc.(b)	B–	9.25%	05/15/2018	05/15/14 @ 104	4,770,500
500,000	Reynolds Group Issuer, Inc.(b)	BB–	7.13%	04/15/2019	10/15/14 @ 104	525,000
200,000	Reynolds Group Issuer, Inc.(b)	B–	9.88%	08/15/2019	08/15/15 @ 105	208,750
150,000	Spectrum Brands Holdings, Inc.(b)	B	9.50%	06/15/2018	06/15/14 @ 105	170,625
1,000,000	Spectrum Brands Holdings, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	1,137,500
800,000	Yankee Candle Co., Inc., Series B	CCC+	9.75%	02/15/2017	02/15/13 @ 103	840,000
						7,652,375
	Insurance – 0.7%
1,000,000	Liberty Mutual Group, Inc.(b) (e)	BB	10.75%	06/15/2088	06/15/38 @ 100	1,370,000
1,000,000	MetLife, Inc.	BBB	10.75%	08/01/2039	08/01/34 @ 100	1,395,000
						2,765,000
	Investment Companies – 0.1%
500,000	Offshore Group Investments Ltd. (Cayman Islands)	B–	11.50%	08/01/2015	02/01/13 @ 109	549,375

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Iron & Steel – 0.6%
35,000	AK Steel Corp.	BB–	8.38%	04/01/2022	04/01/17 @ 104	$ 33,950
825,000	Algoma Acquisition Corp. (Canada)(b)	CCC	9.88%	06/15/2015	06/15/12 @ 102	763,125
750,000	Edgen Murray Corp.	B–	12.25%	01/15/2015	01/15/13 @ 106	802,500
650,000	Optima Specialty Steel, Inc.(b)	B	12.50%	12/15/2016	12/15/14 @ 106	679,250
CAD 90,000	Russel Metals, Inc. (Canada)(b)	Ba1	6.00%	04/19/2022	04/19/17 @ 103	91,553
						2,370,378
	Leisure Time – 0.2%
750,000	Brunswick Corp.	BB–	7.13%	08/01/2027	N/A	712,500
	Lodging – 1.3%
1,000,000	Caesars Entertainment Operating Co., Inc.	CCC	10.00%	12/15/2018	12/15/13 @ 105	758,750
900,000	Caesars Entertainment Operating Co., Inc.(b)	B	8.50%	02/15/2020	02/15/16 @ 104	929,250
1,000,000	Marina District Finance Co., Inc.	BB–	9.88%	08/15/2018	08/15/14 @ 105	965,000
1,250,000	MGM Resorts International	B–	7.63%	01/15/2017	N/A	1,303,125
1,153,250	MTR Gaming Group, Inc.	B–	11.50%	08/01/2019	08/01/15 @ 106	1,159,016
380,000	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp.(b)	BBB–	5.38%	03/15/2022	03/15/17 @ 103	373,350
						5,488,491
	Machinery-Diversified – 0.4%
1,500,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	1,755,000
	Media – 3.9%
1,500,000	CCO Holdings, LLC	BB–	6.50%	04/30/2021	04/30/15 @ 105	1,575,000
188,000	Clear Channel Worldwide Holdings, Inc.(b)	B	7.63%	03/15/2020	03/15/15 @ 106	183,770
6,863,000	Clear Channel Worldwide Holdings, Inc.(b)	B	7.63%	03/15/2020	03/15/15 @ 106	6,828,685
1,000,000	Gray Television, Inc.	CCC+	10.50%	06/29/2015	11/01/12 @ 108	1,055,000
625,000	Univision Communications, Inc.(b)	CCC+	8.50%	05/15/2021	11/15/15 @ 104	620,313
5,100,000	XM Satellite Radio, Inc.(b)	BB	7.63%	11/01/2018	11/01/14 @ 104	5,584,500
						15,847,268
	Mining – 2.2%
1,125,000	FMG Resources August 2006 Pty Ltd. (Australia)(b)	BB–	6.88%	02/01/2018	02/01/14 @ 105	1,161,563
6,708,000	FMG Resources August 2006 Pty Ltd. (Australia)(b)	BB–	8.25%	11/01/2019	11/01/15 @ 104	7,294,950
700,000	FMG Resources August 2006 Pty Ltd. (Australia)(b)	BB–	6.88%	04/01/2022	04/01/17 @ 103	712,250
						9,168,763
	Oil & Gas – 4.4%
2,500,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp.	B	9.63%	10/15/2018	10/15/14 @ 105	2,525,000
1,100,000	Bill Barrett Corp.	BB–	7.63%	10/01/2019	10/01/15 @ 104	1,116,500
380,000	Bill Barrett Corp.	BB–	7.00%	10/15/2022	10/15/17 @ 104	367,650
500,000	Carrizo Oil & Gas, Inc.	B	8.63%	10/15/2018	10/15/14 @ 104	532,500
1,250,000	Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc.(b)	BB	6.63%	11/15/2019	11/15/15 @ 103	1,181,250
1,000,000	Clayton Williams Energy, Inc.	B	7.75%	04/01/2019	04/01/15 @ 104	997,500
1,250,000	Energy XXI Gulf Coast, Inc.	B	9.25%	12/15/2017	12/15/14 @ 105	1,378,125
715,000	Hercules Offshore, Inc.(b)	B+	7.13%	04/01/2017	04/01/14 @ 105	715,894
925,000	Hercules Offshore, Inc.(b)	B–	10.25%	04/01/2019	04/01/15 @ 108	922,687
1,000,000	OGX Austria GmbH (Austria)(b)	B	8.38%	04/01/2022	04/01/17 @ 104	1,022,500
350,000	Parker Drilling Co.(b)	B1	9.13%	04/01/2018	04/01/14 @ 105	372,750
725,000	Plains Exploration & Production Co.	BB–	6.13%	06/15/2019	06/15/16 @ 103	735,875
500,000	Plains Exploration & Production Co.	BB–	6.75%	02/01/2022	02/01/17 @ 103	522,500

See notes to financial statements.

 16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Oil & Gas (continued)
500,000	Range Resources Corp.	BB	8.00%	05/15/2019	05/15/14 @ 104	$ 552,500
180,000	Range Resources Corp.	BB	5.00%	08/15/2022	02/15/17 @ 103	179,775
1,250,000	Samson Investment Co.(b)	B	9.75%	02/15/2020	02/15/16 @ 105	1,306,250
900,000	SandRidge Energy, Inc.(b)	B	8.13%	10/15/2022	04/15/17 @ 104	934,875
1,500,000	Tesoro Corp.	BB+	9.75%	06/01/2019	06/01/14 @ 105	1,713,750
250,000	Unit Corp.	BB–	6.63%	05/15/2021	05/15/16 @ 103	255,000
500,000	W&T Offshore, Inc.	B	8.50%	06/15/2019	06/15/15 @ 104	530,000
						17,862,881
	Oil & Gas Services – 1.1%
500,000	Forbes Energy Services Ltd.	B	9.00%	06/15/2019	06/15/15 @ 105	487,500
650,000	Green Field Energy Services, Inc.(b)	CCC+	13.00%	11/15/2016	11/15/14 @ 110	640,250
1,500,000	SESI, LLC	BB+	6.38%	05/01/2019	05/01/15 @ 103	1,567,500
1,518,000	Stallion Oilfield Holdings Ltd.	B	10.50%	02/15/2015	02/15/13 @ 105	1,635,645
						4,330,895
	Packaging & Containers – 0.0%+
125,000	Sealed Air Corp.(b)	BB	8.38%	09/15/2021	09/15/16 @ 104	142,500
	Pharmaceuticals – 1.1%
EUR 2,000,000	Capsugel FinanceCo SCA (Luxembourg)(b)	B	9.88%	08/01/2019	08/01/14 @ 107	2,931,662
500,000	ENDO Pharmaceuticals Holdings, Inc.	BB–	7.25%	01/15/2022	07/15/16 @ 104	538,750
1,000,000	Valeant Pharmaceuticals International(b)	BB–	7.00%	10/01/2020	10/01/15 @ 104	1,018,750
						4,489,162
	Pipelines – 0.4%
500,000	Crosstex Energy, LP	B+	8.88%	02/15/2018	02/15/14 @ 104	538,750
750,000	Eagle Rock Energy Partners, LP	B–	8.38%	06/01/2019	06/01/15 @ 104	780,000
175,000	Everest Acquisition, LLC / Everest Acquisition Finance, Inc.(b)	B2	9.38%	05/01/2020	05/01/16 @ 105	186,594
						1,505,344
	Real Estate – 0.2%
750,000	Kennedy-Wilson, Inc.	BB–	8.75%	04/01/2019	04/01/15 @ 104	785,625
	Real Estate Investment Trusts – 0.3%
570,000	OMEGA Healthcare Investors, Inc.(b)	BBB–	5.88%	03/15/2024	03/15/17 @ 103	561,450
750,000	Rouse Co., LP	BB+	6.75%	11/09/2015	05/09/13 @ 103	797,813
						1,359,263
	Retail – 2.3%
300,000	Bon-Ton Department Stores, Inc.	CCC+	10.25%	03/15/2014	N/A	248,250
1,250,000	Burlington Coat Factory Warehouse Corp.	Caa1	10.00%	02/15/2019	02/15/15 @ 105	1,343,750
1,000,000	Dave & Buster’s, Inc.	CCC+	11.00%	06/01/2018	06/01/14 @ 106	1,085,000
1,000,000	Fiesta Restaurant Group(b)	B	8.88%	08/15/2016	02/15/14 @ 104	1,060,000
1,500,000	HOA Restaurant Group, LLC(b)	B	11.25%	04/01/2017	04/01/14 @ 106	1,473,750
1,000,000	Jo-Ann Stores, Inc.(b)	CCC+	8.13%	03/15/2019	03/15/14 @ 104	1,005,000
1,000,000	Rite AID Corp.	CCC	9.50%	06/15/2017	06/15/13 @ 103	1,007,500
450,000	Rite AID Corp.(b)	CCC	9.25%	03/15/2020	03/15/16 @ 105	457,875
1,875,000	Toys “R” US, Inc.	CCC+	7.38%	10/15/2018	N/A	1,640,625
						9,321,750

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Principal					Optional Call
Amount^	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Software – 0.2%
250,000	Emdeon, Inc.(b)	CCC+	11.00%	12/31/2019	12/31/15 @ 106	$ 283,750
625,000	Lawson Software, Inc.(b)	B–	11.50%	07/15/2018	07/15/15 @ 106	703,125
						986,875
	Storage & Warehousing – 1.5%
6,520,000	Niska Gas Storage US, LLC	B+	8.88%	03/15/2018	03/15/14 @ 104	6,177,700
	Telecommunications – 5.9%
EUR 6,550,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	8,669,250
300,000	Hughes Satellite Systems Corp.	B+	6.50%	06/15/2019	N/A	322,500
150,000	Hughes Satellite Systems Corp.	B–	7.63%	06/15/2021	N/A	163,312
1,000,000	Intelsat Luxembourg SA (Luxembourg)	CCC+	11.25%	02/04/2017	02/15/13 @ 106	1,040,000
1,000,000	Level 3 Communications, Inc.	CCC	11.88%	02/01/2019	02/01/15 @ 106	1,140,000
3,725,000	NII Capital Corp.	B+	8.88%	12/15/2019	12/15/14 @ 104	3,771,563
1,500,000	NII Capital Corp.	B+	7.63%	04/01/2021	04/01/16 @ 104	1,402,500
1,500,000	Sorenson Communications, Inc.(b)	NR	10.50%	02/01/2015	02/01/13 @ 103	1,267,500
CAD 65,000	Telesat Canada / Telesat LLC (Canada)(b)	B–	6.00%	05/15/2017	05/15/14 @ 103	650,000
500,000	Virgin Media Finance PLC (United Kingdom)	BB–	8.38%	10/15/2019	10/15/14 @ 104	563,750
EUR 500,000	Wind Acquisition Finance SA (Luxembourg)(b)	BB–	11.75%	07/15/2017	07/15/13 @ 106	620,414
3,100,000	Windstream Corp.	B+	8.13%	09/01/2018	09/01/14 @ 104	3,348,000
500,000	Windstream Corp.	B+	7.75%	10/01/2021	10/01/16 @ 104	538,750
650,000	Windstream Corp.	B+	7.50%	06/01/2022	06/01/17 @ 104	684,125
						24,181,664
	Transportation – 0.8%
190,000	Gulfmark Offshore, Inc.(b)	BB–	6.38%	03/15/2022	03/15/17 @ 103	194,275
625,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
	(Marshall Island)	B+	8.13%	02/15/2019	02/15/15 @ 104	557,813
950,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc.
	(Marshall Island)	BB–	8.88%	11/01/2017	11/01/13 @ 104	980,875
1,250,000	Ship Finance International Ltd. (Bermuda)	B+	8.50%	12/15/2013	N/A	1,253,125
400,000	Swift Services Holdings, Inc.	B+	10.00%	11/15/2018	11/15/14 @ 105	439,000
						3,425,088
	Total Corporate Bonds – 52.4%
	(Cost $211,297,042)					214,602,522
	Term Loans – 0.8%(f)
992,500	Chrysler Group LLC/CG Co-Isser, Inc., Tranche B	Ba2	6.00%	04/27/2017	N/A	1,012,482
1,249,897	Media General, Inc.	NR	8.50%	03/29/2013	N/A	1,199,901
1,000,000	Revel Entertainment	NR	9.00%	02/17/2017	N/A	972,857
	(Cost $3,006,687)					3,185,240
Number
of Shares	Description	Rating *	Coupon	Maturity		Value
	Convertible Preferred Stocks – 6.4%
	Banks – 2.4%
8,409	Bank of America Corp., Series L(g)	BB+	7.25%	–		8,181,957
15,500	Citigroup, Inc.	NR	7.50%	12/15/2012		1,510,785
						9,692,742
	Electric – 0.4%
30,000	PPL Corp.	NR	8.75%	05/01/2014		1,544,400

See notes to financial statements.

 18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Number
of Shares	Description	Rating *	Coupon	Maturity	Value
	Hand & Machine Tools – 0.4%
12,663	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015	$ 1,519,560
	Housewares – 0.4%
37,290	Newell Financial Trust I	BB	5.25%	12/01/2027	1,780,597
	Insurance – 1.9%
114,250	MetLife, Inc.(h)	BBB–	5.00%	09/11/2013	7,859,258
	Oil & Gas – 0.9%
73,150	Apache Corp., Series D	BBB+	6.00%	08/01/2013	3,885,728
	Total Convertible Preferred Stocks – 6.4%
	(Cost $24,627,736)				26,282,285
	Common Stocks – 4.3%
	Auto Manufacturers – 2.1%
370,747	General Motors Co.(i)				8,527,181
	Internet – 0.5%
124,000	Symantec Corp.(h) (i)				2,048,480
	Lodging – 1.1%
34,500	Wynn Resorts Ltd.(h)				4,602,300
	Mining – 0.6%
63,500	Goldcorp, Inc. (Canada)(h)				2,429,510
	Total Common Stocks – 4.3%
	(Cost $18,124,777)				17,607,471
	Warrants – 0.0%+
650	Greenfield Energy Service(i)			11/15/2021	39,650
	(Cost $25,341)
	Total Long-Term Investments – 159.0%
	(Cost $633,578,986)				650,752,757

		Expiration	Exercise
Contracts	Options Purchased(i)	Month	Price	Value
	Put Options Purchased – 0.2%
477	Bed Bath & Beyond, Inc.	August 2012	$62.50	$ 71,312
635	Chesapeake Energy Corp.	July 2012	$15.00	50,165
1,270	Gap, Inc.	June 2012	$23.00	15,240
3,492	iShares Russell 2000 Index Fund	June 2012	$72.00	181,584
1,905	NextEra Energy, Inc.(h)	June 2012	$62.50	114,300
2,853	Patriot Coal Corp.	May 2012	$5.00	42,795
1,585	Patriot Coal Corp.	June 2012	$4.00	22,190
1,294	RadioShack Corp.	July 2012	$5.00	68,582
635	SPDR S&P 500 ETF Trust	May 2012	$133.00	23,495
	(Cost $906,329)			589,663

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2012

Number
of Shares	Description	Value
	Short-Term Investments – 7.6%
	Money Market – 7.6%
31,175,239	Goldman Sachs Financial Prime Obligations(j)	$ 31,175,239
	(Cost $31,175,239)
	Total Investments – 166.8%
	(Cost $665,660,554)	682,517,659
	Liabilities in excess of Other Assets – (2.5%)	(10,048,772)
	Total value of Options Written – (0.3%) (Premiums received $1,195,312)	(1,205,822)
	Preferred Shares, at redemption value – (-64.0% of Net Assets
	Applicable to Common Shareholders or -38.4% of Total Investments)	(262,000,000)
	Net Assets Applicable to Common Shareholders – 100.0%	$ 409,263,065

BV – Limited Liability Company
GmbH – Limited Liability
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Applicable P
LC – Public Limited Company
Pty – Propriety
S&P – Standard & Poor’s
SA – Corporation
SCA – Limited Partnership

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
^ The principal amount is denominated in U.S. Dollars unless otherwise noted.
* Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by
Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.
** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional provisions are unaudited.
+ Less than 0.1%
(a) Zero coupon bond.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012 these securities amounted to $179,138,967, which represents 43.8% of net assets applicable to common shares.
(c) Security is a “Step coupon” bond where the coupon increases or decreases at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.
(d) Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.
(e) Floating or variable rate coupon. The rate shown is as of April 30, 2012.
(f) Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments.
Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.
(g) Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of April 30, 2012.
(h) All or a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.
(i) Non-income producing security.
(j) A portion of this security has been physically segregated in connection with forward exchange currency contracts. At April 30, 2012, the total amount segregated was $26,485,018.

See notes to financial statements.

 20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2012

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written(i)	Month	Price	Value
	Call Options Written – (0.3%)
635	Goldcorp, Inc.	January 2013	$ 42.00	$ (175,895)
1,904	MetLife, Inc.	January 2013	40.00	(376,992)
1,240	Symantec Corp.	January 2014	18.00	(264,120)
345	Wynn Resorts Ltd.	January 2013	150.00	(345,000)
	Total Value of Options Written – (0.3%)
	(Premiums received $1,167,405)			$ (1,162,007)
	Put Options Written – (0.0%)+
1,905	NextEra Energy, Inc.	June 2012	$ 60.00	$ (43,815)
	(Premiums received $27,907)
	Total Value of Options Written – (0.3%)
	(Premiums Received $1,195,312)			$ (1,205,822)

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 21

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2012

Assets
Investments in securities, at value (cost $665,660,554)	$682,517,659
Restricted cash	1,640,000
Cash	703,342
Foreign currency, at value (cost $73,576)	74,548
Securities sold receivable	12,386,191
Interest receivable	7,282,068
Dividends receivable	102,825
Other assets	237
Total assets	704,706,870
Liabilities
Payable for securities purchased	30,895,817
Options written, at value (premiums received of $1,195,312)	1,205,822
Unrealized depreciation on forward exchange currency contracts	470,246
Advisory fee payable	296,885
Dividends payable - preferred shares	120,011
Servicing fee payable	115,455
Administration fee payable	11,385
Accrued expenses and other liabilities	328,184
Total liabilities	33,443,805
Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 11,000 authorized, and 10,480 issued and outstanding at $25,000
per share liquidation preference	262,000,000
Net Assets Applicable to Common Shareholders	$409,263,065
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized,
23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	557,792,246
Net unrealized appreciation on investments, swaps, written options and foreign currency translation	16,383,701
Accumulated net realized loss on investments, swaps, written options, futures and foreign
currency transactions	(161,056,726)
Undistributed net investment income	(3,879,737)
Net Assets Applicable to Common Shareholders	$409,263,065
Net Asset Value Applicable to Common Shareholders (based on 23,580,877 common shares outstanding)	$17.36

See notes to financial statements.

 22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended April 30, 2012 (Unaudited)	April 30, 2012

Investment Income
Interest	$14,567,420
Dividends	1,613,273
Total income		$16,180,693
Expenses
Advisory fee	1,793,491
Servicing agent fee	697,469
Preferred share maintenance	252,956
Professional fees	249,774
Trustees’ fees and expenses	82,488
Fund accounting	72,483
Administration fee	69,710
Printing	62,727
Custodian	48,655
Insurance	39,357
ICI dues	18,200
Rating agency fee	11,928
NYSE listing fee	10,647
Transfer agent	9,646
Miscellaneous	13,797
Total expenses		3,433,328
Net investment income		12,747,365
Realized and Unrealized Gain on Investments, Swaps, Options,
and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		23,100,154
Swaps		(4,378,201)
Written Options		166,960
Foreign currency transactions		45,692
Net change in unrealized depreciation on:
Investments		(14,211,942)
Swaps		(351,940)
Written Options		(27,463)
Foreign currency translation		(414,792)
Net realized and unrealized gain on investments, swaps, written options and
foreign currency transactions		3,928,468
Distributions to Preferred Shareholders from net investment income		(1,957,149)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$14,718,684

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 23

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	April 30, 2012

	For the
	Six Months Ended	For the
	April 30, 2012	Year Ended
	(unaudited)	October 31, 2011
Change in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$12,747,365	$32,318,171
Net realized gain (loss) on investments, swaps, options, futures
and foreign currency transactions	18,934,605	4,794,391
Net change in unrealized depreciation on investments, swaps, options,
futures and foreign currency translation	(15,006,137)	(39,941,321)
Distributions to Preferred Shareholders:
From net investment income	(1,957,149)	(3,903,504)
Net increase in net assets applicable to Common
Shareholders resulting from operations	14,718,684	(6,732,263)
Distributions to Common Shareholders:
From and in excess of net investment income	(18,496,840)	(37,276,650)
Total increase in net assets applicable to common shareholders	(3,778,156)	(44,008,913)
Net Assets Applicable to Common Shareholders
Beginning of period	413,041,221	457,050,134
End of period (including undistributed net investment income of
($3,879,737) and $3,826,887, respectively)	$409,263,065	$413,041,221

See notes to financial statements.

 24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS (Unaudited)	April 30, 2012

	For the
Per share operating performance	Six Months Ended		For the	For the	For the	For the	For the
for a share of common stock outstanding	April 30, 2012		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
throughout the period	(unaudited)		October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value, beginning of period	$17.52		$19.38	$16.28	$12.52	$28.23	$26.82
Income from investment operations
Net investment income (a)	0.54		1.37	1.29	1.06	1.66	1.94
Net realized and unrealized gain/loss on
investments, swaps, options, futures and foreign currency transactions	0.16		(1.48)	3.11	4.10	(14.66)	2.68
Distributions to preferred shareholders:
From net investment income (common share equivalent basis)	(0.08)		(0.17)	(0.17)	(0.20)	(0.49)	(0.52)
From net realized gains (common share equivalent basis)	–		–	–	–	(0.03)	(0.11)
Total preferred distributions (common share equivalent basis)	(0.08)		(0.17)	(0.17)	(0.20)	(0.52)	(0.63)
Total from investment operations	0.62		(0.28)	4.23	4.96	(13.52)	3.99
Distributions to Common Shareholders:
From and in excess of net investment income	(0.78)		(1.58)	(1.13)	(1.19)	(2.05)	(2.08)
From net realized gain	–		–	–	–	(0.13)	(0.50)
Return of capital	–		–	–	(0.01)	(0.01)	–
Total distributions to Common Shareholders	(0.78)		(1.58)	(1.13)	(1.20)	(2.19)	(2.58)
Net asset value, end of period	$17.36		$17.52	$19.38	$16.28	$12.52	$28.23
Market value, end of period	$15.86		$15.87	$18.19	$14.24	$13.11	$25.15
Total investment return (b)
Net asset value	3.73%		-1.91%	26.65%	42.52%	-51.06%	15.63%
Market value	5.04%		-4.82%	36.74%	20.34%	-41.96%	2.48%
Ratios and supplemental data
Net assets, applicable to Common Shareholders,
end of period (thousands)	$409,263		$413,041	$457,050	$383,925	$295,101	$664,306
Preferred shares, at redemption value ($25,000
per share liquidation preference) (thousands)	$262,000		$262,000	$262,000	$262,000	$275,000	$275,000
Preferred shares asset coverage per share (d)	$64,052		$64,412	$68,612	$61,634	$51,827	$85,391
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver (e)	1.70	%(c)	1.58%	1.50%	1.77%	1.22%	1.08%
Net Expenses, before fee waiver (e)	1.70	%(c)	1.59%	1.57%	1.95%	1.47%	1.37%
Net Investment Income, after fee waiver,
prior to effect of dividends to preferred shares	6.32	%(c)	7.11%	7.12%	7.98%	7.14%	7.09%
Net Investment Income, before fee waiver,
prior to effect of dividends to preferred shares	6.32	%(c)	7.10%	7.05%	7.80%	6.89%	6.80%
Net Investment Income, after fee waiver,
after effect of dividends to preferred shares	5.35	%(c)	6.25%	6.18%	6.47%	4.92%	4.80%
Net Investment Income, before fee waiver,
after effect of dividends to preferred shares	5.35	%(c)	6.24%	6.11%	6.29%	4.67%	4.51%
Portfolio turnover rate	106%		93%	65%	121%	87%	76%

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s
Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(e)	Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.05% for the six months ended April 30, 2012 and 0.00% for the years ended October 31, 2011, 2010, 2009, 2008, 2007.

See notes to financial statements.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2012

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income securities.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees at April 30, 2012.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

 26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2012:

Quoted Prices
	in Active	Significant
Markets for		Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$–	$389,036	$–	$389,036
Corporate Bonds	–	214,603	–	214,603
Term Loans	–	3,185	–	3,185
Convertible Preferred Stocks:
Banks	9,693	–	–	9,693
Electric	1,544	–	–	1,544
Hand & Machine Tools	1,519	–	–	1,519
Housewares	–	1,781	–	1,781
Insurance	7,859	–	–	7,859
Oil & Gas	3,886	–	–	3,886
Common Stocks	17,607	–	–	17,607
Warrants	–	40	–	40
Put Options Purchased	590	–	–	590
Money Market Fund	31,175	–	–	31,175
Total	$73,873	$608,645	$–	$682,518
Liabilities:
Call Options Written	$1,162	–	–	$1,162
Put Options Written	44	–	–	44
Forward Exchange
Currency Contracts	–	470	–	470
Total	$1,206	$470	$–	$1,676

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options and credit default swaps.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

(d) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(f) Covered Call and Put Options

The Fund may employ an option strategy of writing (selling) covered call options or put options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(g) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the “Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from the swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(h) Futures

The Fund may enter into futures contracts to hedge against market and other risks in the portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales

 28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Term Loans

Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

(l) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current period. Advent Capital Management, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to preferred shares in the use of financial leverage, if any) less the sum of accrued liabilities. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Adviser. For the six months ended April 30, 2012, the Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2012 the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, futures contracts, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Depreciation
Investments	Gross Tax	Gross Tax	Appreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$669,712,834	$26,599,982	$(13,795,157)	$12,804,825	$(479,784)

As of October 31, 2011 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$5,629,445	$(177,660,135)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on

 30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2011 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Fund had a capital loss carryforward of $177,660,135 available to offset possible future capital gains. Of the capital loss carryforward, $49,391,606 expires on October 31, 2016, $126,966,852 expires on October 31, 2017 and $1,301,677 expires on October 31, 2019. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended October 31, 2011, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $41,180,154 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2012, purchases and sales of investments, other than written options and short-term securities, were $673,023,166 and $692,605,894, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2012. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	200	$59,753
Options written during the period	46,509	7,467,354
Options expired during the period	(200)	(66,753)
Options closed during the period	(40,230)	(6,245,100)
Options assigned during the period	(250)	(19,942)
Options outstanding, end of period	6,029	$1,195,312

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. However, the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At April 30, 2012, there were no swap agreements outstanding.

(c) Futures Contracts

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with either the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio.

At April 30, 2012, there were no futures contracts outstanding.

(d) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2012, the following forward exchange currency contracts were outstanding:

					Value at	Net Unrealized
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/12	Depreciation
EUR	2,410,000
for USD	3,146,978	The Bank of New York Mellon	6/18/2012	$ 3,146,978	$ 3,190,480	$ (43,502)
EUR	1,200,000
for USD	1,570,590	The Bank of New York Mellon	6/18/2012	1,570,590	1,588,621	(18,031)
EUR	10,260,000
for USD	13,397,508	The Bank of New York Mellon	6/18/2012	13,397,508	13,582,708	(185,200)
GBP	4,180,000
for USD	6,562,056	The Bank of New York Mellon	6/18/2012	6,562,056	6,785,569	(223,513)
Total unrealized depreciation for forward exchange currency contracts						$(470,246)

 32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of April 30, 2012.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Forward exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward exchange currency contracts	$ –	forward exchange currency contracts	$ 470
Equity risk			Options written, at value	1,206
Total		$ –		$1,676

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended April 30, 2012.

Effect of Derivative Instruments on the Statement of Operations

(amounts in thousands)

Amount of Realized Gain/(Loss) on Derivatives

Derivatives not
accounted for			Foreign
as hedging			Currency
instruments	Swaps	Options	Transactions	Total
Credit risk	$ (962)	$ –	$ –	$ (962)
Interest Rate Risk	(3,416)	–	–	(3,416)
Equity risk	–	167	–	167
Forward exchange risk	–	–	46	46
Total	$(4,378)	$167	$46	$(4,165)
Change in Unrealized Appreciation (Depreciation) on Derivatives

Derivatives not
accounted for			Foreign
as hedging			Currency
instruments	Swaps	Options	Translations	Total
Credit risk	$(352)	$ –	$ –	$(352)
Equity risk	–	(27)	–	(27)
Forward exchange risk	–	–	(415)	(415)
Total	$(352)	$(27)	$(415)	$(794)

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 1,231,031
Average Settlement Value Sold	886,641
Ending Settlement Value Purchased	–
Ending Settlement Value Sold	24,677,132

Swaps:

The Fund increased the volume of activity in swaps during the six months ended April 30, 2012, with an average notional balance of approximately $167,811,000 during the period ended April 30, 2012. As of April 30, 2012, there were no swap agreements outstanding.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the six months ended April 30, 2012 and during the year ended October 31, 2011. At April 30, 2012, Advent Capital Management LLC, the Fund’s investment adviser, owned 9,415 shares of the Fund.

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS”), as part of the Fund’s leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2012

Since issuance, the Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares redeemed and the number of preferred shares outstanding at April 30, 2012 are as follows:

			Number of
	Number of		Shares
	Shares	Amount	Outstanding
Series	Redeemed	Redeemed	April 30, 2012
M7	102	$2,550,000	2,048
T28	102	$2,550,000	2,048
W7	102	$2,550,000	2,048
W28	56	$1,400,000	1,144
TH28	102	$2,550,000	2,048
F7	56	$1,400,000	1,144

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. For AAA rated AMPS, the maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

For the six months ended April 30, 2012, the annualized dividend rates ranged from:

	High	Low	At April 30, 2012
Series M7	1.47%	1.44%	1.44%
Series T28	1.55%	1.49%	1.49%
Series W7	1.46%	1.44%	1.44%
Series W28	1.55%	1.49%	1.49%
Series TH28	1.55%	1.49%	1.49%
Series F7	1.47%	1.44%	1.44%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Effective June 14, 2012, the Fund terminated Moody’s Investors Service as a rating agency for the AMPS. Fitch Ratings continues to rate the AMPS as of this date.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two trustees and on any matters affecting the rights of the Preferred Shares.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Regulatory Matters:

GFIA has notified the Fund of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of GFIA and in 2010 reported to GFIA that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by GFIA and a third-party sub-adviser. The fund in question is neither the Fund nor any other fund advised by Advent. In April 2012, GFIA and a current and a former employee of GFIA each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against GFIA and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

GFIA has replied to the Wells Notice and responded to the SEC staff’s allegations. Furthermore, GFIA has advised the Fund that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as administrator to the Fund, although there can be no assurance as to this outcome.

Note 10 – Subsequent Events:

Subsequent to April 30, 2012, the Fund declared on May 1, 2012, a monthly dividend to common shareholders of $0.0939 per common share. The dividend is payable on May 31, 2012 to shareholders of record on May 15, 2012.

On June 1, 2012, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. The dividend is payable on June 29, 2012 to shareholders of record on June 15, 2012.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

 34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2012

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Number of
Name, Address, Year			Funds in
of Birth and	Term of Office*		Fund Complex**
Position(s) Held	and Length	Principal Occupations During the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Director, Antenna International,
Year of birth: 1960		Formerly, Managing Director and Co-head of the Merchant Banking		Inc. and Bonded Services, LTD.
Trustee		Group at BNY Capital Markets, a division of The Bank of New York
Co., Inc. (1998-2003).
Randall C. Barnes++	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President &	55	None.
Year of birth: 1951		Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1990).
Derek Medina+	Since 2003	Senior Vice President, Business Affairs at ABC News (2008-present).	3	Director of Young
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News		Scholar’s Institute.
Trustee		(2003-2008). Formerly, Executive Director, Office of the President
at ABC News (2000-2003). Former Associate at Cleary Gottlieb
Steen & Hamilton (law firm) (1995-1998). Former associate in
Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in	57	None.
Year of birth: 1953		corporate law, estate planning and business transactions (2000-present).
Trustee		Formerly, Executive Vice President, General Counsel and Corporate
Secretary of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFA, CIC+	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs	3	Former Director of Loomis, Sayles
Year of birth: 1952		the equity disciplines of the firm and serves as a co-manager of the firm’s		and Co., L.P.
Trustee		hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer-Equities of Munder Capital Management, LLC (1995-1999).
Former Vice President and Portfolio Manager of Loomis, Sayles &
Co., L.P. (asset manager) (1984-1995). Former Vice President and
Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First	3	Chairman, Board of Directors,
Year of birth: 1960		Atlantic Capital Ltd., (2001-present). Formerly, a Managing Director		Berkshire Blanket, Inc. President
Trustee		in Investment Banking-The Private Equity Group (1995-2001) and a		and Chairman, Board of Directors,
		Vice President in Investment Banking-Corporate Finance (1992-1995)		Sqwincher Holdings. Director,
		at Merrill Lynch & Co. Founding Partner of The Carpediem Group,		Sprint Industrial Holdings.
		(1991-1992). Associate at Dillon, Read and Co. (investment bank)		Co-chairman, Board of Directors,
		(1988-1990).		H2O Plus.
Interested Trustees:
Tracy V. Maitland+ø	Since 2003	President of Advent Capital Management, LLC, which he founded in	3	None.
Year of birth: 1960		1995. Prior to June, 2001, President of Advent Capital Management,
Trustee, President		a division of Utendahl Capital.
and Chief Executive
Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
	-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
	-	Mr. Black, as a Class II Trustee, is expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
	-	Mr. Smart, as a holdover Class II Trustees, is expected to stand for re-election again at the Fund’s 2012 annual meeting of shareholders.
**	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds
Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Advisor.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2012

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address*, Year
of Birth and Position(s)	Term of Office** and	Principal Occupations During the Past Five Years and
Held with Registrant	Length of Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (June 2001- present). Prior to June 2001, Mr. Nelson held the
Year of birth: 1943		same position at Advent Capital Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Robert Schwartz	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2011-present). Previously,
Year of birth: 1955		Managing Director, Nomura Corporate Research and Asset Management, Inc. (2001-2011).
Secretary and
Chief Compliance Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

 36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Attention: Shareholder Services Department; Phone Number: (866) 488-3559.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 37

INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL	April 30, 2012

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) for the Fund.

More specifically, at a meeting held on March 29, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Advent and the re-approval of the Management Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Management Agreement. The Board reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the officers primarily responsible for day-to-day portfolio management services for the Fund.

The Board evaluated the ability of Advent, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Board considered information regarding the compensation structures for the personnel of Advent involved in the management of the Fund. The Board considered information regarding personnel changes at Advent.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

Fund Performance and Expenses

The Board considered the performance results for the Fund on a market price and net asset value basis over various time periods. It also considered these results in comparison to the performance results of a group of other closed-end funds that were respectively determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Board recognized that the number of other funds in the Peer Group was low. Despite the Fund’s underperformance in certain periods in relation to the Peer Group, the Board took into account the fact that for a variety of reasons, including that a Peer Group fund may be managed in a way that is substantially different than the Fund, Peer Group comparisons may have limited usefulness. The Board considered the steps management is taking to address the Fund’s underperformance and will continue to monitor performance on an on-going basis. Performance was also compared against various indices. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Board received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. The Board also considered comparisons of these expenses to the expense information for the Peer Group. The Board recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios. The Board also noted that expense ratio comparisons with Peer Groups was difficult, because each fund’s definition of expenses was different. The Board considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement.

Investment Management Fee Rate

The Board reviewed and considered the contractual investment management fee rate for the Fund (the “Management Agreement Rate”) payable by the Fund to Advent. Additionally, the Board received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Board concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to the Peer Group.

 38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL continued	April 30, 2012

Profitability

The Board received and considered an estimated profitability analysis of Advent based on the Management Agreement Rate. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that it is more complex to manage, require greater resources from Advent and differs in terms of investment strategy and use of leverage. The Board also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 39

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FUND INFORMATION	April 30, 2012

Board of Trustees	Officers	Investment Adviser	Preferred Stock-
Randall C. Barnes	Tracy V. Maitland	Advent Capital	Dividend Paying Agent
	President and Chief	Management, LLC	Computershare
Daniel Black	Executive Officer	New York, New York	Shareowner Services, LLC
Jersey City, New Jersey
Tracy V. Maitland*	F. Barry Nelson	Servicing Agent
Chairman	Vice President and	Guggenheim Funds	Legal Counsel
	Assistant Secretary	Distributors, LLC	Skadden, Arps, Slate,
Derek Medina		Lisle, Illinois	Meagher & Flom LLP
	Robert White		New York, New York
Ronald A. Nyberg	Treasurer and Chief	Accounting Agent
	Financial Officer	and Custodian	Independent Registered
Gerald L. Seizert		The Bank of New York	Public Accounting Firm
	Robert Schwartz	Mellon Corp.	PricewaterhouseCoopers
Michael A. Smart	Secretary and Chief	New York, New York	LLP
	Compliance Officer		New York, New York
* Trustee is an “interested		Administrator
person” of the Fund as		Guggenheim Funds
defined in the Investment		Investment
Company Act of 1940, as		Advisors, LLC
amended, because of his		Lisle, Illinois
position as an officer of
the Advisor.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor, its affiliates and the Fund’s Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at www.guggenheimfunds.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/avk . The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

 AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 43

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC 1271 Avenue of the Americas New York, NY 10020	Guggenheim Funds Distributors, LLC 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (06/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-SAR-0412

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)   Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           July 5, 2012

By:              /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           July 5, 2012